UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

April 30, 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

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Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TABLE OF CONTENTS

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Infrastructure Fund (the Fund) Class A shares returned -8.50% excluding sales charges for the 12-month period that ended April 30, 2016.

■  The Fund underperformed its benchmark, the S&P Global Infrastructure Index, which returned -4.95% over the same 12-month period.

■  In a challenging environment for stocks in most sectors, an underweight in utilities generally accounted for the Fund's shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	Life
Class A	02/19/09
Excluding sales charges		-8.50	4.85	18.71
Including sales charges		-13.75	3.62	17.74
Class B	02/19/09
Excluding sales charges		-8.54	4.48	18.15
Including sales charges		-11.97	4.32	18.15
Class C	02/19/09
Excluding sales charges		-8.40	4.24	17.97
Including sales charges		-9.09	4.24	17.97
Class I	02/19/09	-8.26	5.25	19.18
Class K	02/19/09	-8.45	4.97	18.83
Class R	02/19/09	-8.80	4.59	18.38
Class R4*	03/19/13	-8.38	5.00	18.84
Class R5	02/19/09	-8.27	5.21	19.12
Class Z*	09/27/10	-8.30	5.12	18.96
S&P Global Infrastructure Index		-4.95	5.18	11.62

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P Global Infrastructure Index is comprised of 75 companies around the world that represent the listed infrastructure universe. To create diversified exposure, the index includes three distinct infrastructure clusters: utilities, transportation, and energy.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (February 19, 2009 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Infrastructure Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned -8.50% excluding sales charges for the 12-month period that ended April 30, 2016. The Fund underperformed its benchmark, the S&P Global Infrastructure Index, which returned -4.95% over the same 12-month period. An underweight in the utilities sector generally accounted for the Fund's shortfall relative to the index. Utilities continued to toil higher, with the Federal Reserve (Fed) slow to raise short-term interest rates and investors leaning toward relative safety. However, we continued to underweight the utilities sector because we believe that higher interest rates will eventually create a challenging environment for utility stocks. We remain confident in the Fund's underweight positioning.

Investors Turned Cautious

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence during the 12-month period. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. China appeared to be facing an extended period of slower growth, which continued to weigh heavily on commodity exporters. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. The eurozone recovery faced headwinds from sluggish growth in the U.S. economy. Credit conditions remained tight, the influx of migrants continued and a potential United Kingdom exit from the European Union (EU) added to uncertainty. Plummeting oil prices and a rising dollar rounded the list of mounting pressures in 2015, although they reversed course early in 2016. A widening trade deficit also negatively impacted growth. Against this backdrop, major equity indexes were generally in the red during the period while investment-grade fixed-income sectors delivered modest, single-digit returns.

Contributors and Detractors

During the period, the Fund gained ground with investments in companies that managed to deliver solid growth despite a challenging environment. For example, Northrop Grumman, in the aerospace and defense segment of the industrials sector, made a healthy advance on news from the Pentagon that the company had been selected to build a new long-range striker for the U.S. military — one of largest defense contracts in a decade. In the industrials sector, Xylem, a leading global water technology provider, delivered more consistent results under the leadership of a relatively new CEO and made a positive contribution to Fund returns. Investments in airports delivered solid gains. In this regard, Aena, which operates the majority of airports in Spain, was one of the Fund's top performers. The company successfully completed major extension projects. Strong passenger growth and revenues from ancillary businesses, such as parking and concessions, further aided the company's performance. In the utilities sector, Korea Electric Power benefitted from lower input costs and favorable tax rulings.

Energy and media companies led the list of individual disappointments for the year. In the energy sector, mid-stream energy companies fell as their dependency on access to capital markets to fund pipeline growth made

Portfolio Management

Peter Santoro, CFA

Craig Leopold, CFA

Tom West, CFA

Kirk Moore, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at April 30, 2016)
BP PLC (United Kingdom)	3.3
EOG Resources, Inc. (United States)	3.2
Occidental Petroleum Corp. (United States)	3.0
PG&E Corp. (United States)	2.8
Exxon Mobil Corp. (United States)	2.8
Transurban Group (Australia)	2.8
Royal Dutch Shell PLC, Class A (United Kingdom)	2.7
Cisco Systems, Inc. (United States)	2.7
Ferrovial SA (Spain)	2.7
Xylem, Inc. (United States)	2.7

Percentages indicated are based upon total investments (excluding Money Market).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at April 30, 2016)
Australia	3.9
Canada	1.8
Finland	2.1
Germany	0.7
Ireland	2.5
Italy	3.2
Japan	1.6
Mexico	2.9
Netherlands	1.5
Panama	1.0
Peru	1.2
South Korea	2.1
Spain	6.4
Switzerland	1.8
United Kingdom	11.1
United States(a)	56.2
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

them especially vulnerable. Columbia Pipeline Partners, Kinder Morgan and Plains GP were especially hard hit. Even though many of these companies have historically been less vulnerable to changing oil prices, they lost investor confidence by cutting dividends or accessing the capital markets to fund growth. We sold all three. In the media sector, DISH Network declined as investors lost patience waiting for the company to monetize the considerable wireless spectrum it owns. Shares of Liberty Global, a U.K.-based European cable company, fell as the market questioned the wisdom of a Latin American acquisition and the impact of added leverage on its balance sheet. In both cases, we believe that the market's reaction was overdone and continue to hold the securities.

Portfolio Activity

During the year, we continued to look for ideas outside the United States to bolster global exposure to infrastructure. After last year's tough environment, we increased exposure to the energy sector. We also increased exposure to attractively valued technology capital goods companies that support infrastructure growth.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at April 30, 2016)
Consumer Discretionary	4.6
Energy	26.2
Financials	6.0
Industrials	31.4
Information Technology	13.1
Telecommunication Services	6.5
Utilities	12.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund concentrates its investments in infrastructure-related securities, which have greater exposure to adverse economic, regulatory, political, legal and other conditions affecting the issuers of such securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and frontier market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Funds income and yield. These risks may be heightened for longer maturity and duration securities. See the Fund's prospectus for information on these and other risks.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.50	1,018.80	6.03	6.12	1.22
Class B	1,000.00	1,000.00	989.60	1,018.75	6.08	6.17	1.23
Class C	1,000.00	1,000.00	991.00	1,019.99	4.85	4.92	0.98
Class I	1,000.00	1,000.00	990.80	1,020.74	4.11	4.17	0.83
Class K	1,000.00	1,000.00	989.70	1,019.29	5.54	5.62	1.12
Class R	1,000.00	1,000.00	988.00	1,017.50	7.32	7.42	1.48
Class R4	1,000.00	1,000.00	989.90	1,019.99	4.85	4.92	0.98
Class R5	1,000.00	1,000.00	990.90	1,020.54	4.31	4.37	0.87
Class Z	1,000.00	1,000.00	990.60	1,020.04	4.80	4.87	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 78.9%

Issuer	Shares	Value ($)
AUSTRALIA 3.9%
Sydney Airport	467,650	2,411,233
Transurban Group	695,640	6,104,078
Total		8,515,311
CANADA 1.8%
Suncor Energy, Inc.	134,610	3,953,496
FINLAND 2.1%
Wartsila OYJ	108,580	4,654,899
GERMANY 0.7%
Duerr AG	19,350	1,549,198
IRELAND 2.5%
Ingersoll-Rand PLC	83,850	5,495,529
ITALY 3.2%
Infrastrutture Wireless Italiane SpA(a)	577,043	2,957,487
Snam SpA	677,760	4,136,450
Total		7,093,937
JAPAN 1.6%
Kansai Electric Power Co., Inc. (The)(a)	407,750	3,591,108
MEXICO 1.1%
Grupo Aeroportuario del Centro Norte Sab de CV	400,000	2,319,373
NETHERLANDS 1.5%
NXP Semiconductors NV(a)	37,630	3,209,086
SOUTH KOREA 2.1%
Korea Electric Power Corp., ADR	172,650	4,644,285
SPAIN 6.4%
Aena SA(a)(b)	28,110	4,008,937
Cellnex Telecom SAU	250,530	4,133,789
Ferrovial SA	272,250	5,857,594
Total		14,000,320
SWITZERLAND 1.8%
TE Connectivity Ltd.	65,979	3,924,431

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED KINGDOM 11.0%
BP PLC	1,312,810	7,169,323
Liberty Global PLC, Class A(a)	154,620	5,833,812
Royal Dutch Shell PLC, Class A	228,550	5,942,570
Vodafone Group PLC, ADR	163,216	5,343,692
Total		24,289,397
UNITED STATES 39.2%
Advanced Drainage Systems, Inc.	141,890	3,280,497
American Airlines Group, Inc.	92,090	3,194,602
Cimarex Energy Co.	18,430	2,006,658
Cisco Systems, Inc.	214,170	5,887,533
DISH Network Corp., Class A(a)	60,730	2,993,382
EOG Resources, Inc.	84,140	6,951,647
Exxon Mobil Corp.	69,240	6,120,816
Halliburton Co.	81,190	3,353,959
Honeywell International, Inc.	35,328	4,036,931
Lam Research Corp.	72,760	5,558,864
Leidos Holdings, Inc.	59,440	2,948,818
Noble Energy, Inc.	59,150	2,135,907
Northrop Grumman Corp.	26,190	5,401,950
NVIDIA Corp.	21,360	758,921
Occidental Petroleum Corp.	84,640	6,487,656
Palo Alto Networks, Inc.(a)	18,490	2,789,586
PG&E Corp.	105,340	6,130,788
Rockwell Automation, Inc.	19,020	2,158,199
Union Pacific Corp.	41,210	3,594,748
Xcel Energy, Inc.	119,270	4,774,378
Xylem, Inc.	140,174	5,856,470
Total		86,422,310
Total Common Stocks (Cost: $154,197,691)		173,662,680
Convertible Preferred Stocks 7.2%
UNITED STATES 7.2%
American Tower Corp., 5.500%	56,170	5,823,706
Crown Castle International Corp., 4.500%	53,200	5,650,638
Hess Corp., 8.000%	58,700	4,462,374
Total		15,936,718
Total Convertible Preferred Stocks (Cost: $14,298,556)		15,936,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes(c) 11.7%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
MEXICO 1.8%
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	69,771,034	3,980,781
PANAMA 1.0%
Autoridad del Canal de Panama(b) 07/29/35	4.950%		2,000,000	2,126,714
PERU 1.1%
Union Andina de Cementos SAA(b) 10/30/21	5.875%		2,450,000	2,517,375
UNITED STATES 7.8%
Cemex Finance LLC(b) 04/01/24	6.000%		5,000,000	4,981,250
Florida East Coast Holdings Corp.(b) 05/01/19	6.750%		4,000,000	4,040,000
Kinder Morgan Energy Partners LP 09/01/22	3.950%		3,000,000	2,962,854
Solar Star Funding LLC(b) 06/30/35	3.950%		5,000,000	5,145,405

Total	17,129,509
Total Corporate Bonds & Notes (Cost: $26,131,700)	25,754,379

Limited Partnerships 0.6%

Issuer	Shares	Value ($)
UNITED STATES 0.6%
Valero Energy Partners LP	28,807	1,373,806
Total Limited Partnerships (Cost: $662,561)		1,373,806

Money Market Funds 0.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(d)(e)	1,978,005	1,978,005
Total Money Market Funds (Cost: $1,978,005)		1,978,005
Total Investments (Cost: $197,268,513)		218,705,588
Other Assets & Liabilities, Net		1,462,244
Net Assets		220,167,832

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $26,800,462 or 12.17% of net assets.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  The rate shown is the seven-day current annualized yield at April 30, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,524,681	123,660,128	(128,206,804)	1,978,005	8,918	1,978,005

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Currency Legend

MXN  Mexican Peso

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	8,515,311	—	8,515,311
Canada	3,953,496	—	—	3,953,496
Finland	—	4,654,899	—	4,654,899
Germany	—	1,549,198	—	1,549,198
Ireland	5,495,529	—	—	5,495,529
Italy	—	7,093,937	—	7,093,937
Japan	—	3,591,108	—	3,591,108
Mexico	2,319,373	—	—	2,319,373
Netherlands	3,209,086	—	—	3,209,086
South Korea	4,644,285	—	—	4,644,285
Spain	—	14,000,320	—	14,000,320
Switzerland	3,924,431	—	—	3,924,431
United Kingdom	11,177,504	13,111,893	—	24,289,397
United States	86,422,310	—	—	86,422,310
Total Common Stocks	121,146,014	52,516,666	—	173,662,680
Convertible Preferred Stocks
United States	15,936,718	—	—	15,936,718
Corporate Bonds & Notes	—	25,754,379	—	25,754,379
Limited Partnerships
United States	1,373,806	—	—	1,373,806
Investments measured at net asset value
Money Market Funds	—	—	—	1,978,005
Total Investments	138,456,538	78,271,045	—	218,705,588

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
5,718,499	—	—	5,718,499

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $195,290,508)	$216,727,583
Affiliated issuers (identified cost $1,978,005)	1,978,005
Total investments (identified cost $197,268,513)	218,705,588
Foreign currency (identified cost $532,243)	462,008
Receivable for:
Investments sold	1,959,353
Capital shares sold	46,480
Dividends	200,696
Interest	431,229
Foreign tax reclaims	21,972
Prepaid expenses	866
Total assets	221,828,192
Liabilities
Payable for:
Investments purchased	608,887
Capital shares purchased	933,826
Investment management fees	4,312
Distribution and/or service fees	1,068
Transfer agent fees	25,232
Compensation of board members	41,865
Other expenses	45,170
Total liabilities	1,660,360
Net assets applicable to outstanding capital stock	$220,167,832
Represented by
Paid-in capital	$208,355,316
Excess of distributions over net investment income	(5,905)
Accumulated net realized loss	(9,547,207)
Unrealized appreciation (depreciation) on:
Investments	21,437,075
Foreign currency translations	(71,447)
Total — representing net assets applicable to outstanding capital stock	$220,167,832

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$148,930,658
Shares outstanding	12,887,919
Net asset value per share	$11.56
Maximum offering price per share(a)	$12.27
Class B
Net assets	$4,948,573
Shares outstanding	455,771
Net asset value per share	$10.86
Class C
Net assets	$23,951,723
Shares outstanding	2,214,247
Net asset value per share	$10.82
Class I
Net assets	$25,566,144
Shares outstanding	2,163,967
Net asset value per share	$11.81
Class K
Net assets	$71,391
Shares outstanding	6,139
Net asset value per share	$11.63
Class R
Net assets	$637,585
Shares outstanding	56,675
Net asset value per share	$11.25
Class R4
Net assets	$236,809
Shares outstanding	19,976
Net asset value per share	$11.85
Class R5
Net assets	$278,239
Shares outstanding	23,654
Net asset value per share	$11.76
Class Z
Net assets	$15,546,710
Shares outstanding	1,321,427
Net asset value per share	$11.77

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$6,177,693
Dividends — affiliated issuers	8,918
Interest	1,535,278
Foreign taxes withheld	(232,987)
Total income	7,488,902
Expenses:
Investment management fees	2,024,594
Distribution and/or service fees
Class A	485,350
Class B	16,113
Class C	50,859
Class R	3,446
Transfer agent fees
Class A	276,100
Class B	9,159
Class C	41,865
Class K	46
Class R	989
Class R4	330
Class R5	128
Class Z	34,811
Plan administration fees
Class K	230
Compensation of board members	12,712
Custodian fees	14,708
Printing and postage fees	57,255
Registration fees	110,474
Audit fees	23,273
Legal fees	8,681
Other	50,506
Total expenses	3,221,629
Expense reductions	(60)
Total net expenses	3,221,569
Net investment income	4,267,333
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(502,914)
Foreign currency translations	(116,823)
Net realized loss	(619,737)
Net change in unrealized appreciation (depreciation) on:
Investments	(36,642,325)
Foreign currency translations	(35,971)
Net change in unrealized depreciation	(36,678,296)
Net realized and unrealized loss	(37,298,033)
Net decrease in net assets from operations	$(33,030,700)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$4,267,333	$5,306,044
Net realized gain (loss)	(619,737)	72,641,689
Net change in unrealized depreciation	(36,678,296)	(57,221,954)
Net increase (decrease) in net assets resulting from operations	(33,030,700)	20,725,779
Distributions to shareholders
Net investment income
Class A	(3,152,844)	(3,987,364)
Class B	(102,915)	(143,848)
Class C	(411,420)	(266,013)
Class I	(591,997)	(600,286)
Class K	(1,615)	(1,729)
Class R	(10,244)	(8,617)
Class R4	(5,365)	(3,100)
Class R5	(5,595)	(3,981)
Class Z	(380,499)	(810,585)
Net realized gains
Class A	(38,339,344)	(68,778,410)
Class B	(1,251,473)	(2,657,623)
Class C	(5,929,910)	(9,988,498)
Class I	(5,821,222)	(8,143,890)
Class K	(18,673)	(28,259)
Class R	(147,301)	(181,304)
Class R4	(56,623)	(45,685)
Class R5	(56,429)	(55,806)
Class Z	(4,008,470)	(11,870,703)
Total distributions to shareholders	(60,291,939)	(107,575,701)
Increase (decrease) in net assets from capital stock activity	(77,825,467)	12,948,991
Total decrease in net assets	(171,148,106)	(73,900,931)
Net assets at beginning of year	391,315,938	465,216,869
Net assets at end of year	$220,167,832	$391,315,938
Undistributed (excess of distributions over) net investment income	$(5,905)	$751,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,384,071	19,339,397	1,925,403	37,059,925
Distributions reinvested	3,819,489	41,288,673	4,530,742	72,718,416
Redemptions	(8,494,244)	(116,214,234)	(4,828,791)	(89,757,616)
Net increase (decrease)	(3,290,684)	(55,586,164)	1,627,354	20,020,725
Class B shares
Subscriptions	1,334	19,705	3,887	76,871
Distributions reinvested	132,164	1,342,784	181,839	2,783,951
Redemptions(a)	(266,165)	(3,619,522)	(202,678)	(3,618,322)
Net decrease	(132,667)	(2,257,033)	(16,952)	(757,500)
Class C shares
Subscriptions	76,046	987,379	297,569	5,472,208
Distributions reinvested	625,531	6,324,114	670,678	10,227,832
Redemptions	(923,299)	(12,012,673)	(514,400)	(8,922,212)
Net increase (decrease)	(221,722)	(4,701,180)	453,847	6,777,828
Class I shares
Subscriptions	230	2,586	—	—
Distributions reinvested	580,864	6,412,743	536,077	8,743,420
Redemptions	(553,497)	(7,545,052)	—	—
Net increase (decrease)	27,597	(1,129,723)	536,077	8,743,420
Class K shares
Distributions reinvested	1,809	19,686	1,801	29,031
Redemptions	(1,963)	(23,345)	(5,180)	(106,462)
Net decrease	(154)	(3,659)	(3,379)	(77,431)
Class R shares
Subscriptions	16,801	205,549	21,315	398,348
Distributions reinvested	8,607	90,713	7,549	118,738
Redemptions	(13,974)	(164,129)	(14,501)	(264,734)
Net increase	11,434	132,133	14,363	252,352
Class R4 shares
Subscriptions	12,227	190,360	6,830	147,479
Distributions reinvested	5,556	61,566	2,941	48,114
Redemptions	(5,695)	(65,640)	(6,016)	(111,191)
Net increase	12,088	186,286	3,755	84,402

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	6,844	87,526	19,443	385,645
Distributions reinvested	5,588	61,412	3,617	58,816
Redemptions	(3,922)	(41,082)	(8,933)	(160,452)
Net increase	8,510	107,856	14,127	284,009
Class Z shares
Subscriptions	284,724	4,309,615	364,749	6,878,931
Distributions reinvested	398,813	4,386,947	779,174	12,669,369
Redemptions	(1,616,048)	(23,270,545)	(2,178,348)	(41,927,114)
Net decrease	(932,511)	(14,573,983)	(1,034,425)	(22,378,814)
Total net increase (decrease)	(4,518,109)	(77,825,467)	1,594,767	12,948,991

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.59		$21.12		$21.31		$18.96		$23.98
Income from investment operations:
Net investment income (loss)	0.20		0.24		0.09		0.14		(0.01)
Net realized and unrealized gain (loss)	(1.85)		0.61		6.25		2.56		(3.27)
Total from investment operations	(1.65)		0.85		6.34		2.70		(3.28)
Less distributions to shareholders:
Net investment income	(0.25)		(0.29)		(0.22)		(0.04)		—
Net realized gains	(3.13)		(5.09)		(6.31)		(0.31)		(1.74)
Total distributions to shareholders	(3.38)		(5.38)		(6.53)		(0.35)		(1.74)
Net asset value, end of period	$11.56		$16.59		$21.12		$21.31		$18.96
Total return	(8.50%)		4.90%		32.06%		14.43%		(12.62%)
Ratios to average net assets(a)
Total gross expenses	1.20%		1.15%		1.16%		1.17%		1.21%
Total net expenses(b)	1.20	%(c)	1.15	%(c)	1.16	%(c)	1.17	%(c)	1.21	%(c)
Net investment income (loss)	1.43%		1.22%		0.39%		0.77%		(0.06%)
Supplemental data
Net assets, end of period (in thousands)	$148,931		$268,460		$307,298		$298,401		$463,955
Portfolio turnover	60%		51%		51%		23%		30%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.83		$20.37		$20.73		$18.55		$23.68
Income from investment operations:
Net investment income (loss)	0.19		0.23		0.02		0.01		(0.15)
Net realized and unrealized gain (loss)	(1.78)		0.59		6.05		2.48		(3.24)
Total from investment operations	(1.59)		0.82		6.07		2.49		(3.39)
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.12)		—		—
Net realized gains	(3.13)		(5.09)		(6.31)		(0.31)		(1.74)
Total distributions to shareholders	(3.38)		(5.36)		(6.43)		(0.31)		(1.74)
Net asset value, end of period	$10.86		$15.83		$20.37		$20.73		$18.55
Total return	(8.54%)		4.94%		31.65%		13.59%		(13.27%)
Ratios to average net assets(a)
Total gross expenses	1.20%		1.15%		1.44%		1.92%		1.96%
Total net expenses(b)	1.20	%(c)	1.15	%(c)	1.44	%(c)	1.92	%(c)	1.96	%(c)
Net investment income (loss)	1.44%		1.21%		0.11%		0.03%		(0.80%)
Supplemental data
Net assets, end of period (in thousands)	$4,949		$9,315		$12,333		$12,329		$15,532
Portfolio turnover	60%		51%		51%		23%		30%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.72		$20.27		$20.74		$18.56		$23.69
Income from investment operations:
Net investment income (loss)	0.20		0.09		(0.08)		0.00	(a)	(0.16)
Net realized and unrealized gain (loss)	(1.76)		0.58		6.04		2.49		(3.23)
Total from investment operations	(1.56)		0.67		5.96		2.49		(3.39)
Less distributions to shareholders:
Net investment income	(0.21)		(0.13)		(0.12)		—		—
Net realized gains	(3.13)		(5.09)		(6.31)		(0.31)		(1.74)
Total distributions to shareholders	(3.34)		(5.22)		(6.43)		(0.31)		(1.74)
Net asset value, end of period	$10.82		$15.72		$20.27		$20.74		$18.56
Total return	(8.40%)		4.12%		31.01%		13.59%		(13.26%)
Ratios to average net assets(b)
Total gross expenses	1.13%		1.90%		1.91%		1.92%		1.96%
Total net expenses(c)	1.13	%(d)	1.90	%(d)	1.91	%(d)	1.92	%(d)	1.96	%(d)
Net investment income (loss)	1.50%		0.47%		(0.35%)		0.03%		(0.82%)
Supplemental data
Net assets, end of period (in thousands)	$23,952		$38,305		$40,179		$34,696		$41,568
Portfolio turnover	60%		51%		51%		23%		30%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.89	$21.40	$21.52	$19.16	$24.13
Income from investment operations:
Net investment income	0.25	0.31	0.34	0.22	0.13
Net realized and unrealized gain (loss)	(1.88)	0.64	6.16	2.58	(3.35)
Total from investment operations	(1.63)	0.95	6.50	2.80	(3.22)
Less distributions to shareholders:
Net investment income	(0.32)	(0.37)	(0.31)	(0.13)	(0.01)
Net realized gains	(3.13)	(5.09)	(6.31)	(0.31)	(1.74)
Total distributions to shareholders	(3.45)	(5.46)	(6.62)	(0.44)	(1.75)
Net asset value, end of period	$11.81	$16.89	$21.40	$21.52	$19.16
Total return	(8.26%)	5.37%	32.57%	14.89%	(12.27%)
Ratios to average net assets(a)
Total gross expenses	0.81%	0.78%	0.77%	0.76%	0.74%
Total net expenses(b)	0.81%	0.78%	0.77%	0.76%	0.74%
Net investment income	1.82%	1.60%	1.62%	1.19%	0.55%
Supplemental data
Net assets, end of period (in thousands)	$25,566	$36,075	$34,251	$9	$8
Portfolio turnover	60%	51%	51%	23%	30%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.67	$21.20	$21.38	$19.02	$24.01
Income from investment operations:
Net investment income	0.21	0.24	0.11	0.17	0.02
Net realized and unrealized gain (loss)	(1.85)	0.63	6.27	2.57	(3.27)
Total from investment operations	(1.64)	0.87	6.38	2.74	(3.25)
Less distributions to shareholders:
Net investment income	(0.27)	(0.31)	(0.25)	(0.07)	(0.00	)(a)
Net realized gains	(3.13)	(5.09)	(6.31)	(0.31)	(1.74)
Total distributions to shareholders	(3.40)	(5.40)	(6.56)	(0.38)	(1.74)
Net asset value, end of period	$11.63	$16.67	$21.20	$21.38	$19.02
Total return	(8.45%)	4.97%	32.16%	14.63%	(12.47%)
Ratios to average net assets(b)
Total gross expenses	1.11%	1.08%	1.07%	1.02%	1.08%
Total net expenses(c)	1.11%	1.08%	1.07%	1.02%	1.08%
Net investment income	1.50%	1.22%	0.49%	0.92%	0.09%
Supplemental data
Net assets, end of period (in thousands)	$71	$105	$205	$312	$444
Portfolio turnover	60%	51%	51%	23%	30%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.25		$20.78		$21.06		$18.78		$23.82
Income from investment operations:
Net investment income (loss)	0.15		0.19		0.03		0.10		(0.06)
Net realized and unrealized gain (loss)	(1.81)		0.61		6.16		2.52		(3.24)
Total from investment operations	(1.66)		0.80		6.19		2.62		(3.30)
Less distributions to shareholders:
Net investment income	(0.21)		(0.24)		(0.16)		(0.03)		—
Net realized gains	(3.13)		(5.09)		(6.31)		(0.31)		(1.74)
Total distributions to shareholders	(3.34)		(5.33)		(6.47)		(0.34)		(1.74)
Net asset value, end of period	$11.25		$16.25		$20.78		$21.06		$18.78
Total return	(8.80%)		4.70%		31.68%		14.13%		(12.80%)
Ratios to average net assets(a)
Total gross expenses	1.46%		1.40%		1.41%		1.42%		1.46%
Total net expenses(b)	1.46	%(c)	1.40	%(c)	1.41	%(c)	1.42	%(c)	1.46	%(c)
Net investment income (loss)	1.17%		0.99%		0.15%		0.52%		(0.32%)
Supplemental data
Net assets, end of period (in thousands)	$638		$735		$642		$259		$180
Portfolio turnover	60%		51%		51%		23%		30%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$16.93		$21.44		$21.55		$21.86
Income from investment operations:
Net investment income (loss)	0.23		0.32		0.17		(0.02)
Net realized and unrealized gain (loss)	(1.89)		0.60		6.31		(0.29	)(b)
Total from investment operations	(1.66)		0.92		6.48		(0.31)
Less distributions to shareholders:
Net investment income	(0.29)		(0.34)		(0.28)		—
Net realized gains	(3.13)		(5.09)		(6.31)		—
Total distributions to shareholders	(3.42)		(5.43)		(6.59)		—
Net asset value, end of period	$11.85		$16.93		$21.44		$21.55
Total return	(8.38%)		5.20%		32.40%		(1.42%)
Ratios to average net assets(c)
Total gross expenses	0.96%		0.91%		0.91%		0.86	%(d)
Total net expenses(e)	0.96	%(f)	0.91	%(f)	0.91	%(f)	0.86	%(d)
Net investment income (loss)	1.66%		1.69%		0.77%		(0.78	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$237		$134		$89		$15
Portfolio turnover	60%		51%		51%		23%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.83	$21.35	$21.49	$19.13	$24.09
Income from investment operations:
Net investment income	0.24	0.30	0.15	0.21	0.06
Net realized and unrealized gain (loss)	(1.87)	0.63	6.32	2.59	(3.27)
Total from investment operations	(1.63)	0.93	6.47	2.80	(3.21)
Less distributions to shareholders:
Net investment income	(0.31)	(0.36)	(0.30)	(0.13)	(0.01)
Net realized gains	(3.13)	(5.09)	(6.31)	(0.31)	(1.74)
Total distributions to shareholders	(3.44)	(5.45)	(6.61)	(0.44)	(1.75)
Net asset value, end of period	$11.76	$16.83	$21.35	$21.49	$19.13
Total return	(8.27%)	5.26%	32.47%	14.89%	(12.26%)
Ratios to average net assets(a)
Total gross expenses	0.86%	0.83%	0.82%	0.77%	0.82%
Total net expenses(b)	0.86%	0.83%	0.82%	0.77%	0.82%
Net investment income	1.78%	1.53%	0.66%	1.15%	0.30%
Supplemental data
Net assets, end of period (in thousands)	$278	$255	$22	$40	$78
Portfolio turnover	60%	51%	51%	23%	30%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.83		$21.35		$21.48		$19.13		$24.12
Income from investment operations:
Net investment income	0.24		0.29		0.10		0.19		0.03
Net realized and unrealized gain (loss)	(1.88)		0.63		6.35		2.57		(3.27)
Total from investment operations	(1.64)		0.92		6.45		2.76		(3.24)
Less distributions to shareholders:
Net investment income	(0.29)		(0.35)		(0.27)		(0.10)		(0.01)
Net realized gains	(3.13)		(5.09)		(6.31)		(0.31)		(1.74)
Total distributions to shareholders	(3.42)		(5.44)		(6.58)		(0.41)		(1.75)
Net asset value, end of period	$11.77		$16.83		$21.35		$21.48		$19.13
Total return	(8.30%)		5.18%		32.40%		14.68%		(12.38%)
Ratios to average net assets(a)
Total gross expenses	0.95%		0.90%		0.92%		0.92%		0.96%
Total net expenses(b)	0.95	%(c)	0.90	%(c)	0.92	%(c)	0.92	%(c)	0.96	%(c)
Net investment income	1.69%		1.47%		0.42%		1.00%		0.17%
Supplemental data
Net assets, end of period (in thousands)	$15,547		$37,933		$70,199		$305,482		$312,211
Portfolio turnover	60%		51%		51%		23%		30%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Global Infrastructure Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.53% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.71% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $774,298, and the administrative services fee paid to the Investment Manager was $71,474.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,473.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to

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COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

each share class. Class I shares do not pay transfer agency fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class K	0.05
Class R	0.14
Class R4	0.14
Class R5	0.05
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

Based on the most recent information available as of March 31, 2016, there were no unreimbursed distribution expense for Class B and Class C. To the extent distribution and/or shareholder service expenses incurred by the Distributor have been fully recovered, the distribution fee is not charged to the share class. The Fund did not pay any distribution fees for Class B shares during the period. For Class C shares, the Fund paid distribution and/or shareholder services fees up to the point where the Distributor's expenses were fully recovered.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $73,374 for Class A, $1,992 for Class B and $3,893 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap September 1, 2015 Through August 31, 2016	Voluntary Expense Cap Prior to September 1, 2015
Class A	1.43%	1.41%
Class B	2.18	2.16
Class C	2.18	2.16
Class I	1.08	1.06
Class K	1.38	1.36
Class R	1.68	1.66
Class R4	1.18	1.16
Class R5	1.13	1.11
Class Z	1.18	1.16

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. As discussed above, to the extent the distribution expenses incurred by the Distributor have been fully recovered, the distribution fee is not charged to the share class.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(362,259)
Accumulated net realized loss	365,158
Paid-in capital	(2,899)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$5,072,818	$12,684,913
Long-term capital gains	55,219,121	94,890,788
Total	$60,291,939	$107,575,701

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$20,356,916

At April 30, 2016, the cost of investments for federal income tax purposes was $198,348,672 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,129,472
Unrealized depreciation	(4,772,556)
Net unrealized appreciation	$20,356,916

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2016, the Fund will elect to treat post-October capital losses of $8,431,817 as arising on May 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $168,676,040 and $298,308,794, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, affiliated shareholders of record owned 82.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Industrial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Energy Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Global Infrastructure Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Infrastructure Fund (the "Fund", a series of Columbia Funds Series Trust II) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on April 30, 2012 were audited by another independent registered public accounting firm whose report dated June 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	65.01%
Capital Gain Dividend	$8,975,687

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA GLOBAL INFRASTRUCTURE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Global Infrastructure Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN213_04_F01_(06/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$18,500	$18,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2016 and April 30, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$4,900	$4,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2016 and April 30, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$335,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$340,300	$230,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2016